UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2006

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California	92673
(Address of Principal Executive Office)	(Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On May 4, 2006, Sunstone Hotel Investors, Inc. (the “Company”) and Sunstone Hotel Partnership, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with SGP/SHO Hotel Trust (the “Selling Stockholder”) and Merrill Lynch, Pierce, Fenner & Smith (the “Underwriter”), pursuant to which the Selling Stockholder will sell 4,044,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to the Underwriter. The Underwriting Agreement is filed herewith as Exhibit 1.1.

All shares of Common Stock under the Underwriting Agreement are offered by the Selling Stockholder and are being sold under the Company’s Registration Statement on Form S-3 (File No. 333-129258), which was filed on October 27, 2005 and amended on November 14 and November 16, 2005, as supplemented by the Prospectus Supplement filed with the Securities and Exchange Commission on May 8, 2006 .

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The Company hereby files the following exhibits to its Registration Statement on Form S-3 (File No. 333-129258), which was filed on October 27, 2005 and amended on November 14 and November 16, 2005, and supplemented by the Prospectus Supplement filed with the Securities and Exchange Commission on May 8, 2006, or otherwise pursuant to requirements of Form 8-K:

1.1	Underwriting Agreement, dated May 4, 2006.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.7	Consent of Venable LLP (included in Exhibit 5.1)

23.8	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 9, 2006	By:	/s/ JON D. KLINE
Jon D. Kline
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 4, 2006.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.7	Consent of Venable LLP (included in Exhibit 5.1)

23.8	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)